Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
11. Related Party Transactions

11.	Related Party Transactions

During the year ended December 31, 2014, the Company's chief executive officer paid expenses on behalf of the Company on his personal credit card totaling approximately $345,000. These related party advances do not bear interest and are payable on demand. At December 31, 2014, the remaining balance due to the chief executive officer was approximately $3,000 and is included in accounts payable on the accompanying consolidated balance sheet.

In December 2014, the Company's chief executive officer purchased 37,500 shares of common stock for $15,000.